UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 August 31, 2005

                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

     Delaware                    1-3919                    37-0364250
  (State or other              (Commission                (IRS Employer
  jurisdiction of             File Number)               Identification
  incorporation)                                              No.)

    5430 LBJ Freeway, Suite 1740, Dallas, TX              75240-2697
    (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 458-0028


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule  14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17 CFR 240.13e-4(c))

     At 5:30 p.m., central daylight time, on August 31, 2005 (the "Effective Time"), Keystone Consolidated Industries, Inc., a Delaware corporation ("Keystone"), together with five of its direct and indirect subsidiaries (FV Steel and Wire Company, DeSoto Environmental Management, Inc., J.L. Prescott Company, Sherman Wire Company (f/k/a/ DeSoto, Inc.) and Sherman Wire of Caldwell, Inc.) (collectively, the "Debtors") emerged from Chapter 11 bankruptcy proceedings. The Debtors had previously received confirmation of the Third Amended Joint Reorganization Plan (the "Reorganization Plan") from the U.S. Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Court") at a confirmation hearing held on August 10, 2005, as previously reported on Keystone's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on August 19, 2005 (Exchange Act File No. 1-3919).

Item 1.01   Entry into a Material Definitive Agreement.

A.  $80 Million Secured Credit Facility

     Effective August 31, 2005 and pursuant to the Reorganization Plan, Keystone entered into a five-year, $80 million secured credit facility with Wachovia Capital Finance Corporation (Central). Proceeds from this credit facility were used to extinguish Keystone's debtor-in-possession credit facilities and to provide working capital for Keystone. Subject to the appraised values of Keystone's real estate and equipment, up to $25 million of this credit facility will be available for Keystone to borrow under term notes. The remainder of the credit facility will be available to Keystone under revolving loans, subject to limitations based upon formula-determined amounts of trade receivables and inventories.

     Principal payments under the term note portion of the credit facility are due in monthly installments based on either an 84- or 60-month amortization, depending on whether the advances were made based on real estate or equipment appraised values, with any unpaid balances due at maturity. Keystone may also be required to, under certain conditions, make additional annual principal payments on the term note portion of this credit facility based on Keystone's excess cash flow, as defined in the agreement. Such additional payments are limited to $2 million annually or $5 million over the term of the credit facility. Under certain conditions, Keystone has the right to borrow up to an additional $10 million under the term note portion of the credit facility subject to the overall $25 million term note limit.

     Borrowings under this credit facility bear interest ranging from the prime rate to the prime rate plus one half of one percent based on Keystone's excess availability as defined in the agreement. Keystone also has the option, under certain conditions, to choose a Eurodollar Rate that varies from the Euro Dollar Rate, as defined in the agreement, plus 2.0% to the Euro Dollar Rate plus 2.75%, based on Keystone's excess availability and whether the borrowings are under the term note or revolving loan portion of this facility.

     This credit facility is collateralized by substantially all of the assets of Keystone and its wholly owned subsidiaries, Engineered Wire Products, Inc. ("EWP"), Keystone Wire Products, Inc. and FV Steel and Wire Company.

     This credit facility requires Keystone's daily net cash receipts be used to reduce the revolving loan portion of the credit facility, which will result in Keystone maintaining zero cash balances so long as there is a balance outstanding under the revolving loan portion of the credit facility. This credit facility also contains certain restrictive covenants relating to, among other things, minimum levels of cash flow, excess availability levels and a fixed charge coverage ratio, limitations on payment of dividends on Keystone's common stock and other provisions customary in lending transactions of this type.

B.  Note Payable to the Unsecured Creditors

     Effective August 31, 2005 and pursuant to the Reorganization Plan, Keystone has entered into a four-year, $4.8 million promissory note (the "New Secured Note") to a trustee (the "Creditor Trustee") for the benefit of certain of Keystone's pre-petition unsecured creditors. The note accrues interest at 12% per annum until January 1, 2007. During this period, interest will be converted to principal on a quarterly basis. In January 2007, interest will begin to accrue at 8% per annum until maturity. This promissory note requires a principal payment of approximately $1.5 million in January 2007, followed by quarterly principal payments of approximately $392,000 until maturity.

     The promissory note is collateralized by a subordinated security interest in Keystone's equity interest in its wholly owned subsidiary, EWP. This promissory note also contains restrictive covenants identical to Keystone's $80 million secured credit facility as well as certain other restrictive covenants, including, but not limited to, restrictions upon Keystone's ability to sell EWP and a sale of all or substantially all of the equity interests of Keystone.

C.  Intercorporate Services Agreement

     Effective August 31, 2005 and pursuant to the Reorganization Plan, Keystone entered into an intercorporate services agreement ("ISA") with Contran Corporation ("Contran"), Keystone's majority shareholder. Under the terms of the ISA, employees of Contran will provide certain management, tax planning, financial and administrative services to Keystone on a fee basis. Such charges are based upon estimates of the time devoted by the employees of Contran to the affairs of Keystone, and the compensation and associated expensed of such persons. Because of the large number of companies affiliated with Contran, Keystone believes it benefits from cost savings and economies of scale gained by not having certain management, financial and administrative staffs duplicated at each entity, thus allowing certain individuals to provide services to multiple companies but only be compensated by one entity. The ISA agreement requires Keystone to pay Contran quarterly payments of approximately $261,250 and expires in December 2006.

Item 1.02   Termination of a Material Definitive Agreement.

A. Cancellation of Keystone's Unsecured 9 5/8% (face value $6.15 million) and 6% (face value $14.475 million) Notes

     During August 1997, Keystone issued $100.0 million of 9 5/8% Notes that matured in 2007. These notes were collateralized by a lien on substantially all of the existing and future assets of Keystone and were issued pursuant to an indenture that placed many restrictive covenants on Keystone.

     During March 2002, Keystone completed an exchange offer (the "Exchange Offer") with respect to the 9 5/8% Notes pursuant to which, among other things, holders of $93.9 million principal amount of the 9 5/8% Notes exchanged their 9 5/8% Notes (along with accrued interest) for various forms of consideration, including newly-issued debt and equity securities of Keystone, including, among other things, $14.475 million of the 6% Notes, and such 9 5/8% Notes were retired.

     As a result of the Exchange Offer, only $6.15 million of 9 5/8% Notes remained outstanding. In addition, the collateral previously securing the 9 5/8% Notes was released, and the 9 5/8% Note indenture was amended to eliminate substantially all covenants related to the 9 5/8% Notes.

     The 6% Notes accrued simple interest at 6% per annum, of which one-fourth was to be paid in cash on a semi-annual basis and three-fourths was to accrue and be paid together with the principal in four installments, one-fourth in each of March 2009, 2010, 2011 and May 2011. Keystone had the right to redeem the 6% Notes, at its option, in whole or in part at any time with no prepayment penalty. The 6% Notes were subordinated to substantially all existing and future senior or secured indebtedness of Keystone that was not expressly subordinated to the 6% Notes.

     Holders of Keystone's unsecured 9 5/8% (face value $6.15 million) and 6% (face value $14.475 million) Notes (collectively, the "Notes") had allowed claims in Keystone's bankruptcy proceedings for both unpaid principal and accrued interest at February 26, 2004 (the petition date). As such, these Note holders will share pro-rata with Keystone's other unsecured creditors with allowed claims in a distribution of $5.2 million in cash, a $4.8 million note and 4.9 million shares of Keystone's common stock issued pursuant to the Reorganization Plan. Effective August 31, 2005 and pursuant to the Reorganization Plan, the Notes were cancelled.

B.  Termination of Prior Intercorporate Services Agreement

     The ISA terminated and replaced a prior Intercorporate Services Agreement dated as of January 1, 2001 between Keystone and Contran, the terms of which are incorporated herein by reference to Exhibit 10.1 to Keystone's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 that was filed with the SEC on April 15, 2002 (Exchange Act File No. 1-3919). The prior Intercorporate Services Agreement required Keystone to pay Contran quarterly payments of approximately $251,250 commencing on January 1, 2001 and extending on a quarter-to-quarter basis after December 31, 2001 until terminated by either party upon notice thirty days in advance of the first day of each successive quarter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The  description of the $80 Million  Secured Credit  Facility  described in
Item 1.01 of this current report is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

         Effective August 31, 2005 and pursuant to the Reorganization Plan, Keystone issued 5.1 million shares of its common stock, par value $0.01 per share ("Common Stock"), to Contran and is obligated to issue 4.9 million shares of Common Stock to its unsecured creditors in exchange for claims such creditors held against Keystone. For a description of the claims exchanged by the Contran and the unsecured creditors for the issuance of the shares of Common Stock, see the Reorganization Plan, the terms of which are incorporated herein by reference to Exhibit 2.1 of Keystone's Current Report on Form 8-K filed with the SEC on August 19, 2005 (Exchange Act File No. 1-3919). Since the Court approved Keystone's issuance of the shares of Common Stock pursuant to the Reorganization Plan, the issuance is exempt from registration under Section 5 of the Securities Act of 1933, as amended, pursuant to Section 1145 of the U.S. Bankruptcy Code and subject, in the case of affiliates, to compliance with Section 1145(b)(1) with respect to ordinary trading transactions.

Item 3.03   Material Modification to Rights of Security Holders.

         Effective August 31, 2005 and pursuant to the Reorganization Plan, all shares of Keystone's common and preferred stock outstanding prior to the Effective Time were cancelled. New shares of Keystone's common stock, $0.01 par value per share, having the rights set forth in Keystone's Amended and Restated Certificate of Incorporation, a copy of which is filed as exhibit 3.1 to this Current Report on Form 8-K, have been, and will be, issued as described in Item
3.02 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The following directors are no longer on Keystone's board of directors:

                      Dr. Thomas E. Barry
                      Keith R. Coogan William
                      Spier J. Walter Tucker, Jr.; and

     Effective August 31, 2005 and pursuant to the Reorganization Plan, the following directors are newly appointed to Keystone's board of directors:

                      Richard R. Burkhart
                      John R. Parker
                      Troy T. Taylor
                      Donald P. Zima

     Pursuant to a Lock-Up Agreement dated March 21, 2005 by and among the Debtors, Contran, the Official Committee of Unsecured Creditors appointed in the Debtors' bankruptcy proceedings (the "OCUC"), the members of the OCUC, the representatives in the bankruptcy proceedings of certain retirees and the Independent Steel Workers Alliance, at the Effective Time the board of directors for Keystone consisted of seven individuals. Of these seven individuals, two directors were designated by Contran, two directors were designated by the OCUC, and the remaining three directors a believed to qualify as independent directors in accordance with the rules governing companies traded on the NASDAQ National Market System (the "Independent Directors"). Two of the Independent Directors were designated by Contran with the OCUC's consent and the third Independent Director was designated by the OCUC with Contran's consent. So long as the New Secured Note is outstanding, but no less than three years after August 31, 2005, if a vacancy is created by any of the four directors appointed by Contran or their successors, the vacancy shall be filled by the remaining directors appointed by Contran or their successors. So long as the New Secured Note is outstanding, but no less than three years after August 31, 2005, if a vacancy is created by any of the three directors appointed by the OCUC or their successors, the vacancy shall be filled by the remaining directors appointed by the OCUC or their successors, with the consent of the Creditor Trustee, if the Creditor Trustee is still in existence.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective August 31, 2005 and pursuant to the Reorganization Plan, Keystone amended and restated its certificate of incorporation and bylaws, the terms of each of which are incorporated herein by reference to Exhibits 3.1 and 3.2, respectively, to this current report.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

  Item No. Exhibit Index
 --------  ---------------------------------------------------------------------
   2.1      Debtors'   Third  Amended  Joint  Reorganization  Plan  Pursuant  to
            Chapter 11 of the U.S. Bankruptcy Code (incorporated by reference to
            Exhibit 2.1 of the Current Report on Form 8-K Keystone  Consolidated
            Industries,  Inc.  filed  with  the  U.S.  Securities  and  Exchange
            Commission on August 19, 2005 (Exchange Act File No. 1-3919)).

   3.1      Amended  and   Restated  Certificate  of  Incorporation  of Keystone
            Consolidated  Industries,  Inc. filed with the Secretary of State of the state of Delaware on August 31, 2005.

   3.2      Amended and Restated  Bylaws of  Keystone  Consolidated  Industries,
            Inc. (Amended and Restated as of August 31, 2005).

  10.1      Intercorporate  Services  Agreement  dated  as  of  January  1, 2001
            between   Keystone   Consolidated   Industries,   Inc.  and  Contran
            Corporation (incorporated by reference to Exhibit 10.1 to the Annual
            Report on Form 10-K for the fiscal year ended December 31, 2001 that
            Keystone   Consolidated   Industries,   Inc.  filed  with  the  U.S.
            Securities  and Exchange  Commission on April 15, 2002 (Exchange Act
            File No. 1-3919)).

            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                    (Registrant)




                                    By: /s/ Bert E. Downing, Jr.
                                    ---------------------------------
                                    Bert E. Downing, Jr.
                                    Vice President, Chief Financial Officer,
                                    Corporate Controller and Treasurer



Date:  September 7, 2005

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------------------------------------------------------------
   2.1         Debtors'  Third   Amended  Joint   Reorganization  Plan  Pursuant
               to  Chapter  11 of the  U.S.  Bankruptcy  Code  (incorporated  by reference  to  Exhibit  2.1 of the  Current  Report  on Form  8-K
               Keystone  Consolidated  Industries,  Inc.  filed  with  the  U.S.
               Securities  and Exchange  Commission on August 19, 2005 (Exchange
               Act File No. 1-3919)).

   3.1*        Amended  and  Restated Certificate  of  Incorporation of Keystone
               Consolidated Industries, Inc. filed with the Secretary of State of the state of Delaware on August 31, 2005.

   3.2*        Amended and Restated Bylaws of Keystone Consolidated  Industries,
               Inc. (Amended and Restated as of August 31, 2005).

  10.1         Intercorporate   Services  Agreement  dated as of January 1, 2001
               between  Keystone  Consolidated  Industries,   Inc.  and  Contran
               Corporation  (incorporated  by  reference  to Exhibit 10.1 to the
               Annual Report on Form 10-K for the fiscal year ended December 31,
               2001 that Keystone Consolidated  Industries,  Inc. filed with the
               U.S.  Securities  and  Exchange  Commission  on  April  15,  2002
               (Exchange Act File No. 1-3919)).

----------
*  Filed herewith.